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Tiffany & Co.                                                 Report on Form 10K
Subsidiaries                                                        Exhibit 21.1

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
                                               --------------
                                               TIFFANY & CO.
                                                 Delaware
                                              August 16, 1984
                                               --------------
          --------------------------                               --------------------------
              TIFFANY AND COMPANY                                        TIFFANY & CO.
                                                                         INTERNATIONAL
                    New York                                               Delaware
                  May 30, 1868                                         October 11, 1984
          --------------------------                               --------------------------

Domestic Subsidiaries   International Subsidiaries       Domestic Subsidiaries   International Subsidiaries
---------------------   --------------------------       ---------------------   --------------------------
    TIFFANY & CO.              TIFFANY & CO.                 TIFFANY & CO.              TIFFANY & CO.
      ICT, INC.             (NEW YORK) PTY. LTD.               JAPAN INC.            OF NEW YORK LIMITED

      Delaware                  Australia                      Delaware                  Hong Kong
---------------------   --------------------------       ---------------------   --------------------------

---------------------   --------------------------                               --------------------------
   TIFFCO JEWELRY       SOCIETE FRANCAISE POUR LE                                     TIFFANY-FARAONE
AND CHAIN CRAFTS, INC.     DEVELOPPEMENT DE LA                                             S.p.A.
 (Formerly Howard H.        PORCELAINE D'ART
 Sweet & Son, Inc.)
     Delaware                    France                                                    Italy
  Became Inactive
  January 27,1997
---------------------   --------------------------                               --------------------------

---------------------   --------------------------                               --------------------------
JUDEL PRODUCTS CORP.          TIFFANY & CO.                                           TIFFCO KOREA LTD.
(Formerly Glassware       (Unlimited Liability)
 Acquisition Inc.)
  West Virginia              United Kingdom                                           Republic of Korea
---------------------   --------------------------                               --------------------------

                        --------------------------                               --------------------------
                           TIFFANY & CO. K.K.                                            TIFFANY & CO.
                         [Tiffany and Company 51%                                   OVERSEAS FINANCE B.V.
                           Mitsukoshi, Ltd. 49%]
                                 Japan                                                   Netherlands
                        --------------------------                               --------------------------

                                                                                 --------------------------
                                                                                        TIFFANY & CO.
                                                                                          PTE. LTD.

                                                                                         Singapore
                                                                                 --------------------------

                                                                                 --------------------------
                                                                                        TIFFANY & CO.
                                                                                            A.G.

                                                                                  Switzerland-Canton Zurich
                                                                                 --------------------------

                                                                                 --------------------------
                                                                                       TIFFANY & CO.
                                                                                     WATCH CENTER S.A.

                                                                                   Switzerland-Canton Vaud
                                                                                 --------------------------
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